AGREEMENT AND CONSENT
                        OF LESSOR TO ASSIGNMENT OF LEASE

     THIS AGREEMENT AND CONSENT OF LESSOR TO ASSIGNMENT OF LEASE (this "Agreement") is made as of September 18, 2002, by and between TEXAS HCP HOLDING, L.P., a Delaware limited partnership ("Lessor"); REGENT ASSISTED LIVING, INC., an Oregon corporation ("Assignor"); and ESC III, L.P., a Washington limited partnership doing business in Texas as Texas-ESC III, L.P. ("Assignee").
                                    RECITALS
     A. Lessor is the "Lessor" and Assignor is the "Lessee" under that certain lease identified on Exhibit A attached hereto and incorporated herein by
                            ---------
this reference (as the same have been or may hereafter be modified, amended, or supplemented from time to time in accordance with the respective terms thereof, collectively, the "Lease"). The land, improvements, related rights and personal property (if any) covered by such Lease may sometimes be referred to herein, collectively, as the "Leased Property."
B. Assignor desires to assign all of its right, title and interest in and to the Lease to Assignee and Assignee desires to assume all of the duties, covenants, obligations and liabilities of Assignor and all such prior assignees (if any) under the Lease (herein, the "Lease Assignment"), in each case whether accruing prior to, on or after the effective date of such Lease Assignment (the "Lease Assignment Effective Date").
C. Each of Assignor and Assignee desire to obtain Lessor's consent to the Lease Assignment and Lessor is willing to consent to the same, but only upon the terms and conditions set forth in this Agreement.
                                    AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed and acknowledged, the parties hereto agree as follows:
1.     Consent  of  Lessor  to  Lease  Assignment
       ------------------------------------------
     . Subject to the other terms, conditions, agreements and covenants of the parties hereto as set forth in this Agreement, Lessor hereby consents to the Lease Assignment subject to the following understandings and agreements:
(a) immediately upon the Lease Assignment Effective Date, Assignee shall unconditionally assume and agree to keep, perform and observe all of the covenants, conditions, duties, obligations and liabilities of the "Lessee" under the Lease, whether accruing or arising prior to, on or after the Lease Assignment Effective Date and Assignee shall affirm and agree to the same pursuant to Paragraph 2(a) below, provided that Assignee shall not be liable to Lessor for any obligation of Lessee under the Lease to the extent relating to events occurring prior to the Lease Assignment Effective Date and not relating to the physical condition of the Facility, and
(b) notwithstanding the occurrence of the Lease Assignment Effective Date, Assignor shall remain jointly and severally liable to Lessor, as a principal and not a surety, for the full and prompt payment, performance and observance of all of the covenants, conditions, duties, obligations and liabilities of the "Lessee" under the Lease accruing prior to the date that is one (1) year after the Lease Assignment Effective Date, including, but not limited to, any obligations of Assignor relating to events occurring or conditions existing prior to such date.
Lessor's consent pursuant to this Paragraph 1 is also expressly subject to the respective conditions set forth in Paragraph 6 below.
2.     Assumptions,  (Re)affirmations  and  Consents.
       ---------------------------------------------
(a)     Assignee.  Immediately  upon  the  Lease  Assignment  Effective  Date,
        --------
Assignee hereby unconditionally assumes and agrees to keep, perform and observe, jointly and severally with Assignor, all of the covenants, conditions, duties, obligations and liabilities of the "Lessee" under the Lease, whether accruing or arising prior to, on or after the Lease Assignment Effective Date, provided that Assignee shall not be liable to Lessor for any obligation of Lessee under the Lease to the extent relating to events occurring prior to the Lease Assignment Effective Date and not relating to the physical condition of the Facility.
(b)     Assignor.  Assignor  hereby  agrees  that  notwithstanding  the  Lease
        --------
Assignment, Assignor shall remain liable to Lessor, jointly and severally with Assignee, as a principal and not a surety, for the full and prompt payment, performance and observance of all of the covenants, conditions, duties, obligations and liabilities of each respective "Lessee" under the Lease accruing prior to the date that is one (1) year after the Lease Assignment Effective Date, including, but not limited to, any obligations of Assignor relating to events occurring or conditions existing prior to such date.
3.     No  Further  Implied  Consents  to  Assignments,  Subleases,  Management
       ------------------------------------------------------------------------
Engagements or Other Transfers under the Lease; Waiver of Transfer Consideration
       -------------------------------------------------------------------------
     . The parties hereto acknowledge and agree that Lessor's consent as provided herein shall not (a) constitute Lessor's consent to any subsequent assignment of the Lease, subletting of the Leased Property or engagement of a manager to manage the Facility or other Transfer (as defined in the Lease)
requiring Lessor's consent pursuant to Article XXIV of the Lease or (b) be construed as a waiver, release, or relinquishment by Lessor of any of its respective rights and privileges under the Lease ; provided, however, that by its signature hereto, Lessor hereby waives its right to receive any Transfer Consideration or Leasehold FMV (as defined in the Lease) with respect to the Lease Assignment.
4.     [Intentionally  Omitted].
       ------------------------
5.     Representations  by  the  Parties.
(a)     By  all  Parties  (Including  Lessor).  Each party hereto represents and
        -------------------------------------
warrants to each other party hereto as of the date hereof and as of the Consent Effective Date (as defined below) as follows on behalf of itself and no other party:
(i) Such party is duly organized, validly existing and in good standing under the laws of its state of organization and has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Agreement and the applicable Exhibits hereto.
(ii) This Agreement has been, and upon the consummation of the Lease Assignment, all other documents to be executed by such party hereunder or in connection with the Lease Assignment will have been, duly authorized, executed and delivered by such party, and constitute and will constitute the valid and binding obligations of such party enforceable against it in accordance with their respective terms, except as such enforceability may be limited by creditors  rights  laws  and  general  principles  of  equity.
(iii) Such party is solvent, has timely and accurately filed all tax returns required as of the date hereof to be filed by it, and is not in default in the payment of any taxes levied or assessed against it or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect its condition, financial or otherwise, or its prospects.
(iv) Other than the receipt by Assignee of licensure approval from the Texas Department of Health Services, which Assignee will have obtained as of the Consent Effective Date, no consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Agreement, any of the other documents to be executed by such party hereunder, or for the performance by or the validity or enforceability thereof against such party.
(b)     By  All  Parties  (Other  than  Lessor).  Each  party hereto (other than
        ---------------------------------------
Lessor)  represents  and  warrants to Lessor as of the date hereof and as of the
Consent  Effective  Date  as  follows  on  behalf  of itself and no other party:
(i) There are no actions, proceedings or investigations, including tax audits, pending or threatened, against or affecting such party which could reasonably be expected to materially and adversely affect the financial condition  or  prospects  of  such  party.
(ii) The execution and delivery of this Agreement and each other document or instrument required to be delivered pursuant to this Agreement or in connection with the Lease Assignment and to which such entity is a party will not result in
(A) a breach or violation of (1) any federal, state, county, municipal or other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees or injunctions of any governmental authority affecting or binding upon such entity or its business (including without limitation any permits, licenses, authorizations or regulations relating to thereto); (2) the Organizational Documents (as defined below) of such entity; or (3) any agreement or instrument to which such entity is party or by which it is bound, where such breach or violation would have a material adverse effect on the business, operations or prospects of such entity; or (B) the acceleration of any material obligation of such entity.
(iii) Such party has delivered to Lessor true and correct copies of all of its Organizational Documents and such Organizational Documents are complete in all material respects. As used herein, "Organizational Documents" shall mean, collectively, as applicable, the articles or certificate of incorporation, certificate of limited partnership or certificate of limited liability company, by-laws, partnership agreement, operating company agreement, trust agreement, statement of partnership, fictitious business name filings and all other organizational documents relating to the creation, formation and/or existence of a business entity, together with resolutions of the board of directors, partner or member consents, trustee certificates, incumbency certificates and all other documents or instruments consummating, approving or authorizing the Lease Assignment and the execution and delivery of this Agreement and the other documents and instruments required to be executed and delivered hereby by such party.
(iv) Neither this Agreement nor any certificate, statement or other document furnished or to be furnished to Lessor by or on behalf of such party in connection with this Agreement or the Lease Assignment contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.
(c)     By  Assignor.  Assignor represents and warrants to Lessor as of the date
        ------------
hereof  and  as  of  the  Consent  Effective  Date  as  follows:
(i)     Attached  hereto  as  Exhibit  B  is a schedule listing each sublease or
                              ----------
other commercial (as opposed to resident or patient) occupancy arrangement affecting all or any portion of the Leased Property.
(ii) Assignor has delivered to Lessor copies of the audited financial statements (or, if audited statements are unavailable, unaudited statements) for itself and its consolidated Subsidiaries (as defined in the Lease) for the year ended December 31, 2001, and such financial statements are true, correct and complete in all material respects, have been prepared from and in accordance with the books and records of Assignor and its consolidated Subsidiaries, as applicable, and fairly present the financial position and results of operations of Assignor and its consolidated Subsidiaries at the date(s) and for the period(s) indicated.
(iii) There has been no material adverse change in the financial condition of Assignor or its consolidated Subsidiaries from that disclosed in the financial statements delivered pursuant to clause (ii) above.
(d)     By  Assignee.  Assignee represents and warrants to Lessor as of the date
        ------------
hereof and as of the Consent Effective Date that from and after the Lease Effective Date, the Lease will be the valid and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, except as such enforceability may be limited by creditors rights laws and general principles of equity.
(e)     By Lessor.  To Lessor's knowledge, (i) except for the continuing failure
        ---------
of Assignor to fully comply with the provisions of Article XIII of the Lease, there is no default on the part of Assignor under the Lease or event, which, with the giving of notice or passage of time or both, would constitute an Event of Default under the Lease; (ii) the Lease is valid and in full force and effect and has not been modified, supplemented, assigned or amended by Lessor; (iii) there are no existing or pending condemnation proceedings which could affect the Leased Property and (iv) the current monthly Minimum Rent is $79,034.68, and Minimum Rent with respect to the Lease has been paid through September 30, 2002. For purposes of this Agreement, the term "Lessor's knowledge" shall mean the current actual knowledge of Lessor without duty of investigation or inquiry.
6.     Other  Conditions  to  the  Effectiveness  of  Lessor's  Consent
       ----------------------------------------------------------------
     . Notwithstanding anything else to the contrary in this Agreement, Lessor's consent to the Lease Assignment is expressly subject to satisfaction of each of the following conditions:
(a) Each party hereto (other than Lessor) shall have executed and delivered to Lessor an original or counterpart original of this Agreement.
(b) The Lease Assignment shall be consummated no later than September 16, 2002, and Lessor shall have received written notice thereof in accordance with the notice provisions of Paragraph 8(b) below.
(c) Each of the representations and warranties set forth in Paragraph 5 above by each party hereto (other than Lessor) shall be true and correct as of the date hereof and the Lease Assignment Effective Date.
(d) Lessor shall have received a legal opinion covering substantively the matters described in clauses (i), (ii) and (iv) of Paragraph 5(a) above, clause
(ii) of Paragraph 5(b) above and Paragraph 5(d) above with respect to Assignee in a form and from counsel reasonably acceptable to the Lessor.
The date of satisfaction of the last of the conditions set forth in this Paragraph 6 shall be referred to herein as the "Consent Effective Date."
7.     Reimbursement  of  Costs
       ------------------------
     . Each of Assignor and Assignee hereby agrees, jointly and severally, to reimburse Lessor for its actual costs and expenses, including actual attorneys' fees and expenses, incurred in connection with the review, preparation, negotiation and documentation of this Agreement and the Exhibits hereto and the preparation, negotiation and/or review of any other document or instrument in connection with the Lease Assignment. Such reimbursement shall be made by delivery of one of such party's check therefor within ten (10) days following Lessor written demand therefor.
8.     Miscellaneous  Provisions.
       -------------------------
(a)     Successors  and  Assigns.  Subject  to  the  restrictions  and  other
        ------------------------
limitations  expressly  set forth herein and in the Lease, the terms, covenants,
        -
and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their successors, and permitted assigns.
(b)     Notices.  Notices  to  the parties to this Agreement shall be in writing
        -------
and sent and deemed effective in the manner and at the time provided in the Leases. Notices shall be given to the addresses set forth below or to any other address designated in writing by the appropriate party:
If  to  Lessor:     c/o  Texas  HCP  G.P.,  Inc.
--------------
4675  MacArthur  Court,  Suite  900
Newport  Beach,  California  92660
Fax:  (949)  221-0607
Attn:  Legal  Department
with  a  copy  to:     Latham  &  Watkins
-----------------
650  Town  Center  Drive,  Suite  2000
Costa  Mesa,  California  92626
Fax:  (714)  755-8290
Attn:  David  C.  Meckler,  Esq.
If  to  Assignor:     Regent  Assisted  Living,  Inc.
----------------
121  SW  Morrison  Street,  Suite  950
Portland,  Oregon  97201
Fax:  (503)  274-4685
Attn:  Walter  C.  Bowen,  President
If  to  Assignee:     c/o  Emeritus  Corporation
----------------
3131  Elliott  Avenue,  Suite  500
Seattle,  Washington  98121
Fax:  (206)  301-4500
Attn:  Raymond  Brandstrom
(c)     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
        ------------
counterparts  and  by  different  parties  to  this  Agreement  in  separate
        -
counterparts,  each  of which when so executed shall be deemed to be an original
        -
and  all  of  which  taken together shall constitute one and the same Agreement.
Delivery of an executed counterpart of a signature page to this Agreement via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement. Subject to the other provisions hereof, this Agreement shall become effective when each of the parties has received a counterpart of this Agreement executed by the other parties to this Agreement or a copy of such executed Agreement signed in counterparts.
(d)     Attorneys'  Fees.  In  any dispute or action between the parties arising
        ----------------
out of this Agreement, the prevailing party shall be entitled to have and recover from the losing party such amount as the court may adjudge reasonable as attorneys' fees and expenses together with costs of litigation incurred by the prevailing party, in addition to all other amounts provided at law.
(e)     Amendment.  Any  alteration,  change  or  modification  of  or  to  this
        ---------
Agreement, in order to become effective, must be made in writing and in each instance signed on behalf of each party to be charged.
(f)     Severability.  If  any  term,  provision,  condition or covenant of this
        ------------
Agreement or its application to any party or circumstances shall be held, to any extent, invalid or unenforceable, the remainder of this Agreement, or the application of the term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected, and shall be valid and enforceable to the fullest extent permitted by law.
(g)     Integration.  This Agreement contains the entire understanding among the
        ------------
parties relating to the matters set forth herein. All prior or contemporaneous agreements, understandings, representations and statements with respect to the subject matters hereof, whether direct or indirect, oral or written, are merged into and superseded by this Agreement, and shall be of no further force or effect.
(h)     Cooperation of Parties.  Each party agrees to sign any other and further
        ----------------------
instruments and documents and take such other actions as may be reasonably necessary or proper in order to accomplish the intent of this Agreement, so long as the terms thereof are fully consistent with the terms of this Agreement.
(i)     Governing  Law.  This Agreement shall be construed under the laws of the
        --------------
State  of  Texas.
(j)     Exhibits.  The  following  Exhibits are attached hereto and incorporated
        --------
herein  by  this  reference:
     Exhibit  A     -     Description  of  Lease
Exhibit  B     -     List  of  Subleases



                            [Signature Page Follows]

   [Signature Page to Agreement and Consent of Lessor to Assignment of Lease]


     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the date first above written.

LESSOR:

TEXAS  HCP  HOLDING,  L.P.,  a  Delaware  limited  partnership

By:  TEXAS  HCP  G.P.,  INC., a Delaware   corporation, its sole General Partner


 By:       /s/  Arthur  G.  Sundby
    ------------------------------
Name: Arthur G. Sundby
Its: Vice President


ASSIGNOR:


REGENT  ASSISTED  LIVING,  INC.,
an  Oregon  corporation


By:       /s/  Robert  J.  Murray
   ------------------------------
Name:  Robert  J.  Murray
Its: Treasurer


ASSIGNEE:


ESC  III,  L.P.,
a  Washington limited partnership doing business in Texas as Texas-ESC III, L.P.

By:  ESC  G.P.  II,  INC.,  a  Washington  corporation,  its  general  partner

By:        /s/  Raymond  R.  Brandstrom
   ------------------------------------
Name: Raymond R. Brandstrom
Its:         CFO

                                    Exhibit A

                                    EXHIBIT A

                              DESCRIPTION OF LEASE

That certain Lease dated as of December 5, 1996, by and between Lessor and Assignor, with respect to certain real and personal property located in San Antonio, Texas, consisting of an assisted living facility commonly known as "Hamilton House", as such Lease was amended by (i) that certain First Amendment to Lease dated as of March 4, 1997, (ii) that certain Second Amendment to Lease dated as of September 20, 1998, (iii) that certain Third Amendment to Lease dated as of December 26, 2000, (iv) that certain Fourth Amendment to Lease dated as of March, 2001, and (v) that certain Fifth Amendment to Lease dated as of November 1, 2001.

                                    Exhibit B

                                    EXHIBIT B

                                LIST OF SUBLEASES

None.